SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 1, 2012

WINTHROP REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-06249	34-6513657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts		02114
(Address of Principal Executive Offices)		(Zip Code)

(617) 570-4614

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 1, 2012, Winthrop Realty Trust (the “Trust”) issued a press release announcing its financial results for the three and nine months ended September 30, 2012. A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On November 1, 2012, the Trust made available supplemental information including net asset value disclosure, which the Trust refers to as the Supplemental Reporting Package, concerning the Trust’s operations and portfolio for the quarter ended September 30, 2012. A copy of the Supplemental Reporting Package is furnished herewith as Exhibit 99.2 and is available at the Trust’s website, www.winthropreit.com under the “Investor Relations” tab.

Also on November 1, 2012, the Trust’s management discussed the Trust’s financial results for the quarter ended September 30, 2012 on a conference call with analysts and investors. A replay of the conference call is available through December 3, 2012 by dialing (877) 660-6853; account #286, confirmation #399507. Both a transcript of the conference call and an online replay of the conference call is also available on the Trust’s website at www.winthropreit.com under the “News and Events” tab.

The information in this section of this Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On November 1, 2012, the Trust announced that its Board of Trustees has approved a share repurchase plan pursuant to which the Trust will be permitted to repurchase up to 1,500,000 of its outstanding common shares. The purchases of common shares will be executed periodically as market and business conditions warrant on the open market, in negotiated or block trades, or under a 10b5-1 plan, which would permit shares to be repurchased when the Trust might otherwise be precluded from doing so under insider trading laws. The share repurchase plan does not obligate the Trust to repurchase any dollar amount or number of common shares, and the timing and amount of any shares repurchased under the plan will depend on market conditions, share price, corporate and regulatory requirements, capital availability and other factors, such as financial covenants and rating considerations. The share repurchase plan does not have an expiration date and may be limited or terminated at any time by the Board of Trustees without prior notice.

On November 1, 2012, the Trust announced that its Board of Trustees has declared a regular quarterly dividend of $0.578125 per 9.25% Series D Cumulative Redeemable Preferred Share of Beneficial Interest which dividend is payable on December 31, 2012 to Series D Preferred Shareholders of record on December 16, 2012.

On November 1, 2012, the Trust announced that its Board of Trustees has declared a regular quarterly dividend of $0.1625 per common share which dividend is payable on January 15, 2013 to common shareholders of record on December 31, 2012.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated November 1, 2012

99.2	Supplemental Reporting Package for the quarter ended September 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of November, 2012.

WINTHROP REALTY TRUST

By:	/s/ Michael L. Ashner

Michael L. Ashner
Chairman and Chief Executive Officer